Segment Information	9 Months Ended
Sep. 30, 2019
Segment Information [Abstract]
Segment Information

7.    Segment Information

We have one operating segment with operations primarily in the United States and Canada. Sales are assigned to geographic locations based on the location of customers. Sales by geographic location are as follows (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
Revenue:
United States	$2,244	$2,616	$7,034	$7,782
Canada	771	820	2,253	2,348
Other countries	17	18	58	88
Total revenue	$3,032	$3,454	$9,345	$10,218

During each of the three months ended September 30, 2019 and 2018,  three of our customers represented an aggregate of approximately 43% and 49%, of our revenue, respectively. During each of the nine months ended September 30, 2019 and 2018, three of our customers represented approximately 44% and 41%, of our revenue, respectively.